UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 25, 2020

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Cottonwood Communities, Inc.
(Exact Name of Registrant as Specified in Its Charter)

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Maryland	000-56165	61-1805524
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

6340 South 3000 East, Suite 500
Salt Lake City, Utah 84121
(Address of Principal Executive Offices)
(801) 278-0700
(Registrant’s Telephone Number, Including Area Code)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

        Cottonwood Communities, Inc. ("we," "our," and "us") previously disclosed the acquisition of Cottonwood One Upland, formerly called One Upland, in our Annual Report filed on Form 10-K for the year ended December 31, 2019. This Current Report on Form 8-K is filed solely to provide the required audited financial information under Rule 3-14 of Regulation S-X with respect to this significant acquisition.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statement of Real Estate Acquired

–Audited statement of revenues and certain expenses for Cottonwood One Upland for the year ended December 31, 2019

(b) Pro Forma Financial Information

–Unaudited pro forma consolidated balance sheet of Cottonwood Communities, Inc. as of December 31, 2019
–Unaudited pro forma consolidated statement of operations of Cottonwood Communities, Inc. for the year ended December 31, 2019

Item 9.01 (a)

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders
of Cottonwood Communities, Inc.

We have audited the accompanying statement of revenues and certain expenses of Cottonwood One Upland (the “Property”), formerly known as One Upland, for the year ended December 31, 2019, and the related notes to the statement of revenues and certain expenses (the “Statement”).

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the Statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Statement. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the Statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Property’s preparation and fair presentation of the Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenue and certain operating expenses described in Note 1 of the Property for the year ended December 31, 2019, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As described in Note 1, the Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ WSRP, LLC
Salt Lake City, Utah
June 5, 2020

Cottonwood One Upland
Norwood, MA
Statement of Revenues and Certain Expenses

For the Year Ended December 31, 2019
Revenues	(Audited)
Rental revenue	$6,952,590
Other revenue	68,237
Total revenues	7,020,827

Certain Expenses
Property operating	902,771
Insurance	79,960
Real estate taxes	559,008
Repairs and maintenance	429,603
Utilities	165,570
Total certain expenses	2,136,912

Revenues in excess of certain expenses	$4,883,915

Cottonwood One Upland
Norwood, MA
Notes to the Statement of Revenues and Certain Expenses
For the Year Ended December 31, 2019
Organization and Basis of Presentation

        The statement of revenues and certain expenses (the “financial statement”) for the year ended December 31, 2019, relate to the operations of Cottonwood One Upland (the "Property"), formerly known as One Upland, a multifamily community located in Norwood, MA. The Property encompasses 303,840 rentable square feet and has 262 units and amenities, including a swimming pool, clubhouse, outdoor amphitheater, and a dog park.

        On March 19, 2020, we acquired the Property from KJ Boston Venture LLC, an unaffiliated party for a purchase price of $103,600,000, excluding closing costs. We funded the purchase with an initial draw of $50,000,000 from a new $67,600,000 credit facility with JP Morgan and proceeds from our offerings.

        The accompanying financial statement is presented in conformity with Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission. Accordingly, the financial statement is not representative of the actual operations for the audited period presented, as certain expenses which may not be comparable to the expenses expected to be incurred in the future operations of the Property have been excluded. Expenses excluded consist of interest, depreciation and amortization and certain other expenses not directly related to the future operations of the Property.

Summary of Significant Accounting Policies

Use of Estimates

        The preparation of the financial statement in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect various amounts reported in the financial statement and accompanying notes. Actual results could differ from those estimates.

Revenue recognition

        Rental income from the apartment leases is recognized as earned. Lease terms generally do not extend beyond one year. All leases between the Property and the tenants of the Property are operating leases. Lease contracts with tenants are within the scope of ASC 840, Leases, and scoped out of ASC 606, Revenue from Contracts with Customers.

Advertising and marketing costs

        The Property’s policy is to expense advertising and marketing costs as incurred.

Related Party Transactions

        In connection with the acquisition we entered a property management agreement with Cottonwood Communities Management, LLC in the form required pursuant to the Three-Party Agreement (Property Management). As property manager, Cottonwood Communities Management, LLC will receive from us a property management fee in an amount up to 3.5% of the annual gross revenues of the Property.

Subsequent Events

        Subsequent events have been evaluated through June 4, 2020, the date the financial statement was available for issuance. Management has determined that there are no subsequent events other than disclosed below that require disclosure under Financial Accounting Standards Board Accounting Standards Codification Topic 855, Subsequent Events.

In December 2019, a novel strain of coronavirus, COVID-19, was identified in Wuhan, China. This virus continues to spread globally including in the United States and has resulted in restrictions on travel and quarantines imposed. These restrictions have had a negative impact on the economy and business activity globally and may adversely impact the ability of our tenants, many of whom may be restricted in their ability to work, to pay their rent as and when due. We are evaluating tenant rent relief requests on an individual basis, considering a number of factors. Not all tenant requests will ultimately result in modified agreements, nor are we forgoing our contractual rights under our lease agreements. In addition, our property manager may be limited in the ability to properly maintain the Property. The extent to which the COVID-19 pandemic impacts our operations, the personal financial position of our tenants, and the Property will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others.

Item 9.01 (b)

        On March 19, 2020, we completed the acquisition of the Property from KJ Boston Venture LLC, an unaffiliated party for a purchase price of $103,600,000, excluding closing costs. We funded the purchase with an initial draw of $50,000,000 from a new $67,600,000 credit facility with JP Morgan (the "JP Morgan Credit Facility") and proceeds from our offerings.

The JP Morgan Credit Facility has an initial maturity date of March 19, 2023 with the option to extend for two one-year periods subject to the satisfaction of certain conditions set forth in the loan agreement. The advances will carry an interest-only term and bear floating interest rates of 1-month LIBOR plus a spread ranging from 1.50% to 1.75%, depending on certain debt yield metrics set forth in the loan agreement and as evidenced by a Promissory Note. On the date of the acquisition, the outstanding advance carried an interest rate of 1-month LIBOR plus 1.50%.

        The unaudited pro forma consolidated balance sheet as of December 31, 2019 and the consolidated statement of operations for the year ended December 31, 2019 (collectively the "pro forma financial statements"), are presented as if we had acquired the Property and obtained the related financing on January 1, 2019.

        The pro forma financial statements have been prepared to comply with Article 11 of Regulation S-X, as promulgated by the SEC. The pro forma financial statements should be read in conjunction with the consolidated financial statements and related notes in our Annual Report on Form 10-K for the year ended December 31, 2019.

        The pro forma financial statements are not necessarily indicative of what the actual operating results would have been had we acquired the Property on January 1, 2019, nor are they indicative of our future operating results. The pro forma financial statements also do not contemplate certain amounts that are not readily determinable, such as additional general and administrative expenses that are probable, or interest that would be earned on cash balances or paid on financing to provide funds to facilitate the acquisition at an earlier period.

Cottonwood Communities, Inc.
Pro Forma Consolidated Balance Sheet
December 31, 2019

	Cottonwood Communities, Inc. Historical (a)	Cottonwood One Upland Acquisition (b)	Pro Forma Adjustments		Cottonwood Communities, Inc. Pro Forma
Assets
Real estate assets, net	$63,905,651	$103,942,402	$—		$167,848,053
Investment in unconsolidated real estate entity	4,961,868	—	—		4,961,868
Real estate note investment, net	2,059,309	—	—		2,059,309
Cash and cash equivalents	47,549,804	(53,904,597)	17,042,552	(c) (d)	10,687,759
Restricted cash	192,190	—	—		192,190
Other assets	707,524	—	—		707,524
Total assets	119,376,346	50,037,805	17,042,552		186,456,703
Liabilities and equity
Liabilities
Credit facility, net	34,990,146	49,616,480	—		84,606,626
Preferred stock, net	809,478	—	6,535,685	(c)	7,345,163
Related party payables	287,561	—	—		287,561
Accounts payable, accrued expenses and other liabilities	992,689	421,325	—		1,414,014
Total liabilities	37,079,874	50,037,805	6,535,685		93,653,364
Commitments and contingencies
Stockholders' equity
Common stock, $0.01 par value, 1,000,000,000 shares authorized	88,518	—	105,069	(d)	193,587
Additional paid-in capital	87,973,949	—	10,401,798	(d)	98,375,747
Accumulated distributions	(2,369,592)	—	—		(2,369,592)
Accumulated deficit	(3,396,403)	—	—		(3,396,403)
Total stockholders' equity	82,296,472	—	10,506,867		92,803,339
Total liabilities and stockholders' equity	$119,376,346	$50,037,805	$17,042,552		$186,456,703

(a) Historical financial information obtained from our Annual Report filed on Form 10-K for the year ended December 31, 2019 (No. 333-215272), filed March 25, 2020.

(b) We acquired the property for $103,600,000, excluding closing costs. Acquired assets and liabilities were recorded at relative fair value as an asset acquisition. The following table summarizes the purchase price allocation of the Property:

	Allocated Amounts
Property	Building	Land	Land Improvements	Personal Property	Intangible	Total
Cottonwood One Upland	$82,145,536	$14,514,535	$3,009,335	$1,967,566	$2,305,430	$103,942,402

(c) The available cash used to acquire the Property consisted of net proceeds received in our offering of preferred stock through the acquisition date. For the period from January 1, 2020 through the date of acquisition, we sold 717,299 shares of Preferred Stock through our private offering, which resulted in net proceeds raised of approximately $6,535,685. Dividends which may have been paid or payable subsequent to December 31, 2019 have not been reflected in the pro forma balance sheet.

(d) The available cash used to acquire the Property consisted of net proceeds received in our offering of common stock through the acquisition date. For the period from January 1, 2020 through the date of acquisition, we sold 1,152,091 shares of common stock through our public offering, which resulted in net proceeds raised of $10,506,867. Distributions which may have been paid or payable subsequent to December 31, 2019 have not been reflected in the pro forma balance sheet.

Cottonwood Communities, Inc.
Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2019

	Cottonwood Communities, Inc. Historical (a)	Cottonwood One Upland Acquisition		Pro Forma Adjustments		Cottonwood Communities, Inc. Pro Forma
Revenues
Rental and other property revenues	$2,797,475	$7,020,827	(b)	$—		$9,818,302
Real estate note investment interest	44,777	—		—		44,777
Total revenues	2,842,252	7,020,827		—		9,863,079
Expenses
Property operations expense	1,428,925	2,136,912	(b)	37,666	(c)	3,603,503
Reimbursable operating expenses to related parties	541,652	—		—		541,652
Asset management fee to related party	811,395	—		1,186,793	(d)	1,998,188
Depreciation and amortization	2,738,190	—		5,488,106	(e)	8,226,296
General and administrative expenses	876,808	—		—		876,808
Total operating expenses	6,396,970	2,136,912		6,712,565		15,246,447
Other income (expense)
Equity in earnings of unconsolidated real estate entity	272,805	—		—		272,805
Interest income	492,542	—		—		492,542
Interest expense	(916,626)	—		(2,006,867)	(f)	(2,923,493)
Total other expense	(151,279)	—		(2,006,867)		(2,158,146)
Total expenses before asset management fee waiver	(6,548,249)	—		(8,719,432)		(15,267,681)
Asset management fee waived by Advisor	409,803	—		127,440	(d)	537,243
Net expenses after asset management fee waiver	(6,138,446)	—		(8,591,992)		(14,730,438)
Net income (loss)	$(3,296,194)	$4,883,915		$(8,591,992)		$(7,004,271)

Weighted average shares outstanding	4,711,343	—		1,152,091		5,863,434	(g)
Net loss per common share - basic and diluted	(0.70)	—		(7.46)		(1.19)

(a) Historical financial information obtained from our Annual Report filed on Form 10-K for the year ended December 31, 2019.

(b) Represents the operating results attributable to the Property for the year ended December 31, 2019 and included in the audited Statement of Revenues and Certain Expenses in this Form 8-K.

(c) The Property contracted with Cottonwood Communities Management, an affiliated company, to provide property management services for tenants. The property management fee is 3.5% of gross revenues, as defined in the property management agreement. This pro forma adjustment was made as if the property management agreement was in place for the year ended December 31, 2019.

(d) Our advisor is entitled to an asset management fee of 1.25% of gross assets, as defined in the advisory agreement, and has agreed to waive its asset management fee each month in an amount equivalent to the 6.0% discount provided to investors who purchase Class A common stock through certain distribution channels. This pro forma adjustment reflects the incremental asset management fee as if we had acquired the Property as of January 1, 2019, and the waiver of asset management fees for shares issued through the date of acquisition that are included as an adjustment for available cash in the pro forma balance sheet.

(e) Represents depreciation and amortization expense for the Property for the year ended December 31, 2019. We record depreciation and amortization on a straight-line basis. The following table details the pro forma depreciation and amortization expense that would have been incurred for the year ended December 31, 2019:

Amount
Depreciation expense	$3,236,219
Amortization expense	2,251,887
Total	$5,488,106

(f) Represents the interest expense, and the related amortization of deferred financing costs, as if the $50,000,000 advance on the JP Morgan Credit Facility used to acquire the Property had been in place on January 1, 2019. Interest was calculated using a rate of 1-month LIBOR plus 1.5%. The following table details the pro forma interest expense for the year ended December 31, 2019:

Amount
JP Morgan Credit Facility interest	$1,879,027
Amortization of deferred financing costs	127,840
Total	$2,006,867

(g) The available cash used to acquire the Property consisted of net proceeds received in our offering of common stock through the acquisition date. The pro forma weighted average shares assumes that shares issued through the acquisition date had been issued on January 1, 2019.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTTONWOOD COMMUNITIES, INC.

By:	/s/ Enzio Cassinis
Name:	Enzio Cassinis
Title:	Chief Executive Officer

        Date:   June 5, 2020